                                                                     Exhibit 4.2


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                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

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                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                     Issuer

                                       and

                              THE BANK OF NEW YORK

                                Indenture Trustee



                                     FORM OF
                       SERIES 2000-_ INDENTURE SUPPLEMENT

                           Dated as of _____ __, 2000





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


                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                           ARTICLE I

                                                CREATION OF THE SERIES 2000-_ NOTES

         Section 1.01.     Designation...........................................................................1

                                                           ARTICLE II

                                                           DEFINITIONS

         Section 2.01.     Definitions...........................................................................2

                                                           ARTICLE III

                                                   SERVICING FEE AND INTERCHANGE

         Section 3.01.     Servicing Compensation; Interchange..................................................15

                                                           ARTICLE IV

                       RIGHTS OF SERIES 2000-_ NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.01.     Collections and Allocations..........................................................16

         Section 4.02.     Determination of Monthly Interest....................................................18

         Section 4.03.     Determination of Monthly Principal...................................................19

         Section 4.04.     Application of Available Finance Charge Collections and Available Principal
                           Collections..........................................................................19

         Section 4.05.     Investor Charge-Offs.................................................................22

         Section 4.06.     Reallocated Principal Collections....................................................22

         Section 4.07.     Excess Finance Charge Collections....................................................22

         Section 4.08.     Shared Principal Collections and Shared Transferor Principal Collections.............23

         Section 4.09.     Principal Funding Account............................................................23

         Section 4.10.     Reserve Account......................................................................25

         Section 4.11.     Spread Account.......................................................................27

         Section 4.12.     [Determination of LIBOR].............................................................29

         Section 4.13.     Investment Instructions..............................................................30

                                                           ARTICLE V

                   DELIVERY OF SERIES 2000-_ NOTES; DISTRIBUTIONS; REPORTS TO SERIES 2000-_ NOTEHOLDERS

         Section 5.01.     Delivery and Payment for the Series 2000-_ Notes.....................................31

         Section 5.02.     Distributions........................................................................31

         Section 5.03.     Reports and Statements to Series 2000-_ Noteholders..................................32

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE
                                                            ARTICLE VI

                                                    SERIES 2000-_ PAY OUT EVENTS

         Section 6.01.     Series 2000-_ Pay Out Events.........................................................33

                                                            ARTICLE VII

                              REDEMPTION OF SERIES 2000-_ NOTES; FINAL DISTRIBUTIONS; SERIES TERMINATION

         Section 7.01.     Optional Redemption of Series 2000-_ Notes; Final Distributions......................35

         Section 7.02.     Series Termination...................................................................36

                                                            ARTICLE VIII

                                                      MISCELLANEOUS PROVISIONS

         Section 8.01.     Ratification of Indenture............................................................37

         Section 8.02.     Form of Delivery of the Series 2000-_ Notes..........................................37

         Section 8.03.     Counterparts.........................................................................37

         Section 8.04.     GOVERNING LAW........................................................................37

         Section 8.05.     Limitation of Liability..............................................................37

                                    EXHIBITS


EXHIBIT A-1           FORM OF CLASS A NOTE

EXHIBIT A-2           FORM OF CLASS B NOTE

EXHIBIT A-3           FORM OF CLASS C NOTE

EXHIBIT B             FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO
                      THE INDENTURE TRUSTEE

EXHIBIT C             FORM OF MONTHLY STATEMENT

EXHIBIT D             FORM OF MONTHLY SERVICER'S CERTIFICATE

                  SERIES 2000-_ INDENTURE SUPPLEMENT, dated as of ______ __, 2000 (the "INDENTURE SUPPLEMENT"), between ASSOCIATES CREDIT CARD MASTER NOTE TRUST, a business trust organized and existing under the laws of the State of Delaware (herein, the "ISSUER" or the "TRUST"), and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "INDENTURE TRUSTEE") under the Master Indenture, dated as of April 1, 2000 (the "INDENTURE") between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "AGREEMENT").

                  Pursuant to Section 2.12 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.



                                   ARTICLE I

                       Creation of the Series 2000-_ Notes

         Section 1.01. Designation

                  (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "ASSOCIATES CREDIT CARD MASTER NOTE TRUST, SERIES 2000-_" or the "SERIES 2000-_ NOTES." The Series 2000-_ Notes shall be issued in three Classes, the first of which shall be known as the "CLASS A SERIES 2000-_ FLOATING RATE ASSET BACKED NOTES," the second of which shall be known as the "CLASS B SERIES 2000-_ FLOATING RATE ASSET BACKED NOTES," and the third of which shall be known as the "CLASS C SERIES 2000-_ FLOATING RATE ASSET BACKED NOTES." The Series 2000-_ Notes shall be due and payable on the Series 2000-_ Final Maturity Date.

                  (b) Series 2000-_ shall be included in Group One and shall be a Principal Sharing Series with respect to Group One only. Series 2000-_ shall be an Excess Allocation Series with respect to Group One only. Series 2000-_ shall be entitled to share Shared Transferor Principal Collections. Series 2000-_ shall not be subordinated to any other Series.

                  (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling. All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement. Each capitalized term defined herein shall relate only to the Series 2000-_ Notes and no other Series of Notes issued by the Issuer.


                               [END OF ARTICLE I]

                                   ARTICLE II

                                   Definitions

         Section 2.01. Definitions.

                  (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                  "Accumulation Period Factor" shall mean, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 2000-_) which are not expected to be in their revolving periods, and (c) the initial invested amounts of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

                  "Accumulation Period Length" shall have the meaning assigned such term in subsection 4.04(e).

                  "Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i) for the previous Monthly Period.

                  "Additional Interest" shall mean, with respect to any Distribution Date, Class A Additional Interest, Class B Additional Interest and Class C Additional Interest for such Distribution Date.

                  "Adjusted Invested Amount" shall mean, as of any date of determination, an amount equal to the Invested Amount as of such date, minus the amount on deposit in the Principal Funding Account on such date.

                  "Available Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2000-_ for such Monthly Period, plus (c) Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, plus (d) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(d).

                  "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.06 are required to be applied on the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series in Group One (including any amounts on deposit in the Special Funding Account that are allocated to Series 2000-_ pursuant to the Agreement for application as Shared Principal Collections), and any Shared Transferor Principal Collections that are allocated to Series 2000-_ in accordance with Section 8.05 of the Indenture and Section 4.08 hereof, plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.04(a)(v) and (vi) for the related Distribution Date.

                  "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.04(a)(vii) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

                  "Available Spread Account Amount" shall mean, with respect to any Distribution Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings, unless and until the occurrence of an Event of Default with respect to Series 2000-_ and acceleration of the maturity of the Series 2000-_ Notes pursuant to Section 5.03 of the Indenture) on such date (before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount for such Distribution Date.

                  "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Note Principal Balance as of the first day of such Monthly Period.

                  "Class A Additional Interest" shall have the meaning specified in subsection 4.02(a).

                  "Class A Interest Shortfall" shall have the meaning specified in subsection 4.02(a).

                  "Class A Monthly Interest" shall have the meaning specified in subsection 4.02(a).

                  "Class A Note Initial Principal Balance" shall mean $___________.

                  "Class A Note Interest Rate" shall mean a per annum rate of ____% [in excess of LIBOR as determined (i) on _____ __, 2000, for the period from and including the Closing Date through and including _____ __, 2000 and
(ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter].

                  "Class A Note Principal Balance" shall mean, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

                  "Class A Noteholder" shall mean the Person in whose name a Class A Note is registered in the Note Register.

                  "Class A Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-1.

                  "Class A Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the excess of the amount described in subsection 4.04(a)(i) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

                  "Class B Additional Interest" shall have the meaning specified in subsection 4.02(b).

                  "Class B Interest Shortfall" shall have the meaning specified in subsection 4.02(b).

                  "Class B Monthly Interest" shall have the meaning specified in subsection 4.02(b).

                  "Class B Note Initial Principal Balance" shall mean $___________.

                  "Class B Note Interest Rate" shall mean a per annum rate of ____% [in excess of LIBOR as determined (i) on _____ __, 2000, for the period from and including the Closing Date through and including _____ __, 2000 and
(ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter].

                  "Class B Note Principal Balance" shall mean, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

                  "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

                  "Class B Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-2.

                  "Class B Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the excess of the amount described in subsection 4.04(a)(ii) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

                  "Class C Additional Interest" shall have the meaning specified in subsection 4.02(c).

                  "Class C Interest Shortfall" shall have the meaning specified in subsection 4.02(c).

                  "Class C Monthly Interest" shall have the meaning specified in subsection 4.02(c).

                  "Class C Note Initial Principal Balance" shall mean $___________.

                  "Class C Note Interest Rate" shall mean a per annum rate of ____% [in excess of LIBOR as determined (i) on _____ __, 2000, for the period from and including the Closing Date through and including _____ __, 2000 and
(ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter].

                  "Class C Note Principal Balance" shall mean, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

                  "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

                  "Class C Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-3.

                  "Closing Date" shall mean [_____ __], 2000.

                  "Controlled Accumulation Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, $[___________]; provided, however, that if the Accumulation Period Length is determined to be less than twelve (12) months pursuant to subsection 4.04(e), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the Initial Invested Amount and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

                  "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on [_____ __, 20__] or such later date as is determined in accordance with subsection 4.04(e), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Note Principal Balance and (c) the Series 2000-_ Final Maturity Date.

                  "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any existing Accumulation Shortfall.

                  "Covered Amount" shall mean an amount, determined as of each Distribution Date with respect to any Interest Period, equal to the sum of (a) the product of (i) [a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360], times (ii) the Class A Note Interest Rate [in effect with respect to such Interest Period], times (iii) the aggregate amount on deposit in the Principal Funding Account up to the Class A Note Principal Balance as of the Record Date preceding such Distribution Date, plus (b) the product of (i) [a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360], times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period], times (iii) the aggregate amount on deposit in the Principal Funding Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Distribution Date.

                  "Distribution Date" shall mean [_____ __], 2000 and the seventeenth day of each calendar month thereafter, or if such seventeenth day is not a Business Day, the next succeeding Business Day.

                  "Early Amortization Period" shall mean the period commencing on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 2000-_ is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Note Principal Balance and (ii) the Series 2000-_ Final Maturity Date.

                  "Excess Spread Percentage" shall mean, with respect to any Monthly Period, the amount, if any, by which the Portfolio Yield exceeds the Base Rate.

                  "Expected Final Principal Payment Date" shall mean the [____ 20__] Distribution Date.

                  "Finance Charge Shortfall" shall have the meaning specified in
Section 4.07.

                  "Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and (b) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing Date) and (B) the principal amount on deposit in the Special Funding Account as of the close of business on such last day (or with respect to the first Monthly Period, the Closing Date) and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables for all Series outstanding as of the date as to which such determination is being made; provided, however, that if after the commencement of the Controlled Accumulation Period or the Early Amortization Period a Pay Out Event occurs with respect to another Series that was designated in the Indenture Supplement therefor as a Series that is a "Paired Series" with respect to Series 2000-_, the Transferor may, by written notice delivered to the Indenture Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series and (y) such action shall be taken only upon satisfaction of the Rating Agency Condition and
(z) the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 2000-_; provided further, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs, the amount in clause (b)(i)(A) above shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period, for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as the case may be, and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on the related Addition Date or Removal Date, as the case may be, after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, as the case may be, for the period from and including the related Addition Date or Removal Date, as the case may be, to and including the last day of such Monthly Period.

                  "Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (b) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the close of business on such last day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) and (B) the principal amount on deposit in the Special Funding Account as of the close of business on such last day (or with respect to the first Monthly Period, as of the Closing Date) and
(ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Finance Charge Receivables, Defaulted Amounts or Principal Receivables, as applicable, for all Series outstanding as of the date as to which such determination is being made; provided, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs, the amount in clause (b)(i)(A) above shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period, for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as the case may be, and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on the related Addition Date or Removal Date, as the case may be, after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, as the case may be, for the period from and including the related Addition Date or Removal Date, as the case may be, to and including the last day of such Monthly Period.

                  "Group One" shall mean Series 2000-_ and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

                  "Initial Invested Amount" shall mean $[_________].

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                  "Invested Amount" shall mean, as of any date of determination, an amount equal to the initial principal amount of the Series 2000-_ Notes minus the amount of principal previously paid to the Series 2000-_ Noteholders, minus the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.04(a)(vi) prior to such date.

                  "Investment Earnings" shall mean, with respect to any Distribution Date, all interest and earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

                  "Investor Charge-Offs" shall have the meaning specified in
Section 4.05.

                  "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Investor Percentage for such Monthly Period.

                  "Investor Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the Investor Percentage for such Monthly Period of Collections of Finance Charge Receivables (including Recoveries treated as Collections of Finance Charge Receivables) deposited in the Collection Account for such Monthly Period and Interchange treated as Investor Finance Charge Collections for such Monthly Period pursuant to subsection 3.01(b).

                  "Investor Percentage" shall mean, for any Monthly Period, (a) with respect to Finance Charge Receivables and Defaulted Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Early Amortization Period, the Fixed Investor Percentage.

                  "Investor Principal Collections" shall mean, with respect to any Monthly Period, the aggregate amount retained in the Collection Account for Series 2000-_ pursuant to subsection 4.01(c)(ii) for such Monthly Period.

                  ["LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.12.

                  "LIBOR Determination Date" shall mean (i) _____ __, 2000 for the period from and including the Closing Date through and including _____ __, 2000 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

                  "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.]

                  "Modified Excess Spread Percentage" shall mean, with respect to the first Monthly Period an amount equal to the percentage equivalent of a fraction, the numerator of which is (y) the product of (a) an amount equal to the excess, if any, of (i) (A) the amount of Collections of Finance Charge Receivables deposited in the Collection Account and allocable to the Series 2000-_ Noteholders for such first Monthly Period over (ii) the sum of (A) the product of (I) the Class A Monthly Interest for the related Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and (b) the denominator of which is the actual number of days in the related Interest Period plus (B) the product of (I) the Class B Monthly Interest for such Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and (b) the denominator of which is the actual number of days in such Interest Period plus (C) the product of (I) the Class C Monthly Interest for such Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and
(b) the denominator of which is the actual number of days in such Interest Period plus (D) the Monthly Servicing Fee with respect to the Distribution Date relating to such first Monthly Period, times (b) a fraction, the numerator of which is 360 and the denominator of which is [__]; and the denominator of which is (z) the Initial Invested Amount.

                  "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Distribution Date.

                  "Monthly Principal" shall mean the monthly principal distributable in respect of the Notes as calculated in accordance with Section 4.03.

                  "Monthly Principal Reallocation Amount" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

                  (A) the lower of (i) the Class A Required Amount and (ii) the greater of (a)(x) the product of (I) [__]% and (II) the Initial Invested Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (b) zero; and

                  (B) the lower of (i) the sum of the Class B Required Amount and the Servicing Fee Required Amount and (ii) the greater of (a)(x) the product of (I) [__]% and (II) the Initial Invested Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in (A) above) and (b) zero.

                  "Monthly Servicing Fee" shall have the meaning specified in subsection 3.01(a).

                  "Note Principal Balance" shall mean, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

                  "Percentage Allocation" shall have the meaning set forth in subsection 4.01(c)(ii)(y).

                  "Portfolio Adjusted Yield" shall mean, with respect to any Distribution Date, the average of the percentages obtained for each of the three
(3) preceding Monthly Periods by subtracting the Base Rate for each such Monthly Period from the Portfolio Yield for each such Monthly Period.

                  "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Investor Finance Charge Collections with respect to such Monthly Period, plus (ii) the Principal Funding Investment Proceeds deposited into the Collection Account on the Distribution Date related to such Monthly Period, plus (iii) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.10, each deposited into the Collection Account on the Distribution Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and (b) the denominator of which is the Note Principal Balance as of the first day of such Monthly Period; provided, however, that Excess Finance Charge Collections that are allocated to Series 2000-_ with respect to such Monthly Period may be added to the numerator if the Transferor shall have provided ten
(10) Business Days prior written notice of such action to each Rating Agency and the Transferor, the Servicer and the Indenture Trustee shall have received notification in writing that such action will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Notes or any outstanding Series or Class with respect to which it is a Rating Agency.

                  "Principal Funding Account" shall have the meaning set forth in subsection 4.09(a).

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Investment Proceeds" shall mean, with respect to each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

                  "Quarterly Excess Spread Percentage" shall mean (a) with respect to the [Month 1] 2000 Distribution Date, the Modified Excess Spread Percentage, (b) with respect to the [Month 2] 2000 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Monthly Period and (ii) the Excess Spread Percentage with respect to the [Month 1] 2000 Monthly Period and the denominator of which is two (2), (c) with respect to the [Month 3] 2000 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Monthly Period, (ii) the Excess Spread Percentage with respect to the [Month 1] 2000 Monthly Period and (iii) the Excess Spread Percentage with respect to the [Month 2] 2000 Monthly Period and the denominator of which is three (3) and (d) with respect to the [Month 4] 2000 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three (3).

                  "Rating Agency" shall mean each of [Standard & Poor's, Moody's and Fitch].

                  "Reallocated Principal Collections" shall mean, with respect to any Distribution Date, Investor Principal Collections applied in accordance with Section 4.06 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

                  "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the outstanding principal balance of the Series 2000-_ Notes on such Distribution Date, plus
(ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2000-_ Noteholders, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2000-_ Noteholders on a prior Distribution Date.

                  ["Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.]

                  "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

                  "Required Reserve Account Amount" shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the sum of (i) the Class A Note Principal Balance and (ii) the Class B Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2000-_.

                  "Required Spread Account Amount" shall mean, (a) prior to the occurrence of an Event of Default with respect to Series 2000-_ and acceleration of the maturity of the Series 2000-_ Notes pursuant to Section 5.03 of the Indenture, with respect to any date of determination, the product of (i) the Spread Account Percentage in effect on such date and (ii) the Initial Invested Amount; provided that the Required Spread Account Amount shall not exceed the Class C Note Principal Balance minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination and (b) after the occurrence of an Event of Default with respect to Series 2000-_ and acceleration of the maturity of the Series 2000-_ Notes pursuant to Section 5.03 of the Indenture, for any Distribution Date, the sum of (i) the amount on deposit in the Spread Account on such Distribution Date, plus (ii) Investor Finance Charge Collections for such Distribution Date remaining after application of such amounts pursuant to subsection 4.04(a)(vii), plus (iii) amounts on deposit in the Reserve Account in excess of the Required Reserve Account Amount; provided, however, that if the Series 2000-_ Notes have not been accelerated the Required Spread Account Amount shall not exceed the Note Principal Balance.

                  "Required Transferor Interest" shall have the meaning specified in the Indenture.

                  "Reserve Account" shall have the meaning specified in subsection 4.10(a).

                  "Reserve Account Funding Date" shall mean the Distribution Date designated by the Servicer which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences three
(3) months prior to the commencement of the Controlled Accumulation Period; (b) the first Distribution Date for which the Portfolio Adjusted Yield is less than [2]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences twelve (12) months prior to the commencement of the Controlled Accumulation Period; (c) the first Distribution Date for which the Portfolio Adjusted Yield is less than [3]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences six (6) months prior to the commencement of the Controlled Accumulation Period; and (d) the first Distribution Date for which the Portfolio Adjusted Yield is less than [4]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences four (4) months prior to the commencement of the Controlled Accumulation Period.

                  "Reserve Account Surplus" shall mean, as of any Distribution Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                  "Reserve Draw Amount" shall mean, with respect to each Distribution Date relating to the Controlled Accumulation Period or the first Distribution Date relating to the Early Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

                  "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period commences or the Early Amortization Period commences.

                  "Series 2000-_" shall mean the Series of Notes the terms of which are specified in this Indenture Supplement.

                  "Series 2000-_ Final Maturity Date" shall mean the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the [________ ____] Distribution Date.

                  "Series 2000-_ Note" shall mean a Class A Note, a Class B Note or a Class C Note.

                  "Series 2000-_ Noteholder" shall mean a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

                  "Series 2000-_ Pay Out Event" shall have the meaning specified in Section 6.01.

                  "Series 2000-_ Principal Shortfall" shall have the meaning specified in subsection 4.08(a).

                  "Servicing Fee Rate" shall mean 2% per annum.

                  "Servicing Fee Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the excess of the amount described in subsection 4.04(a)(iii) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

                  "Spread Account" shall have the meaning specified in subsection 4.11(a).

                  "Spread Account Deficiency" shall mean the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

                  "Spread Account Percentage" shall mean, (i) zero, if the Quarterly Excess Spread Percentage on such Distribution Date is greater than or equal to [___]%, (ii) [___]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%,
(iii) [____]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%, (iv) [____]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%, and (v) [____]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]%, provided, that if a Pay Out Event with respect to Series 2000-_ has occurred, the Spread Account Percentage shall be [____]%.

                  ["Telerate Page 3750" shall mean the display page currently so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).]

(b) Each capitalized term defined herein shall relate to the Series 2000-_ Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

                  (c) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."


                               [END OF ARTICLE II]

ARTICLE III

                          Servicing Fee and Interchange

         Section 3.01. Servicing Compensation; Interchange.

                  (a) Servicing Fee. The share of the Servicing Fee allocable to the Series 2000-_ Noteholders with respect to any Distribution Date (the "MONTHLY SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Floating Investor Percentage with respect to such Monthly Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $[________]. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2000-_ Noteholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the noteholders of any other Series. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section 3.01, and Section 4.04, it shall be paid by the Holders of the Transferor Certificates.

                  (b) Interchange. On or before each Determination Date, the Servicer shall notify the Transferor of the amount of Interchange to be included as Investor Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3.01(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Servicer, and (ii) the Investor Percentage with regard to Finance Charge Receivables. On each Distribution Date, the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Investor Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Investor Finance Charge Collections for all purposes of this Indenture Supplement, the Indenture and the Transfer and Servicing Agreement.


                              [END OF ARTICLE III]

                                   ARTICLE IV

                       Rights of Series 2000-_ Noteholders
                  and Allocation and Application of Collections

         Section 4.01. Collections and Allocations.

                  (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2000-_ pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

                  (b) Payments to the Transferor. The Servicer shall on Deposit Dates withdraw from the Collection Account and pay to the Holders of the Transferor Certificates the following amounts:

                           (i) an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Finance Charge Receivables to the extent such amount is deposited in the Collection Account; and

                           (ii) an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Principal Receivables deposited in the Collection Account, if the Transferor Interest (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to, respectively, Section 2.06 or 7.01 of the Transfer and Servicing Agreement or Section 11.04 of the Indenture and payment of the purchase price for the Series 2000-_ Notes pursuant to Section 7.01 of this Indenture Supplement.

                  (c) Allocations to the Series 2000-_ Noteholders. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 2000-_ Noteholders the following amounts as set forth below:

                           (i) Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2000-_ Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

                           (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 2000-_ Noteholders the following amounts as set forth below:

                           (x) Allocations During the Revolving Period. During
                  the Revolving Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the

                  Collection Account on such Deposit Date, shall be allocated to the Series 2000-_ Noteholders and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such Deposit Date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                           (y) Allocations During the Controlled Accumulation
                  Period. During the Controlled Accumulation Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "PERCENTAGE ALLOCATION") shall be allocated to the Series 2000-_ Noteholders and deposited in the Principal Funding Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such Deposit Date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                           (z) Allocations During the Early Amortization Period.
                  During the Early Amortization Period, an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2000-_ Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the Series 2000-_ Noteholders, such amount shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

         Section 4.02. Determination of Monthly Interest.

                  (a) The amount of monthly interest ("CLASS A MONTHLY INTEREST") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i)
(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and
(ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance).

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CLASS A INTEREST SHORTFALL"), of (x) the Class A Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("CLASS A ADDITIONAL INTEREST") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("CLASS B MONTHLY INTEREST") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i)
(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and
(ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CLASS B INTEREST SHORTFALL"), of (x) the Class B Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("CLASS B ADDITIONAL INTEREST") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest ("CLASS C MONTHLY INTEREST") distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i)
(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and
(ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance).

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "CLASS C INTEREST SHORTFALL") equal to (x) the aggregate Class C Monthly Interest for such Distribution Date minus
(y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("CLASS C ADDITIONAL INTEREST") shall be payable as provided herein with respect to the Class C Notes equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders (after giving effect to the application of the proceeds of any draw made on the Spread Account as provided in subsections 4.04(a)(iv) and 4.11(c) for the purpose of paying such amount with respect to such Distribution Date)). Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

         Section 4.03. Determination of Monthly Principal.

                  The amount of monthly principal distributable from the Collection Account with respect to the Notes on each Distribution Date (the "MONTHLY PRINCIPAL"), beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (iii) the Adjusted Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06) prior to any deposit into the Principal Funding Account on such Distribution Date.

         Section 4.04. Application of Available Finance Charge Collections and Available Principal Collections. The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

                  (a) On each Distribution Date, an amount equal to the Available Finance Charge Collections with respect to such Distribution Date will be distributed or deposited in the following priority:

                           (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

                           (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on such Distribution Date;

                           (iii) an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture);

                           (iv) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date; provided, however, that, in the event that the sum of Class C Monthly Interest exceeds the amount of Available Finance Charge Collections available (after giving effect to subsections 4.04(a)(i) through (iii) above) to fund such Class C Monthly Interest and Class C Additional Interest, a draw will be made from amounts available for distribution in the Spread Account (at the times and in the amounts specified in Section 4.11) and shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date in accordance with this subsection 4.04(a)(iv);

                           (v) an amount equal to the Investor Default Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                           (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subparagraph (vi) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                           (vii) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

                           (viii) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.11 shall be deposited into the Spread Account as provided in Section 4.11; and

                           (ix) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One or to the Holders of the Transferor Certificates as described in Section 8.08 of the Indenture and Section 4.01.

                  (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Indenture.

                  (c) On each Distribution Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

                           (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Distribution Date shall be deposited into the Principal Funding Account;

                           (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full;

                           (iii) after giving effect to the distribution referred to in clause (ii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full;

                           (iv) after giving effect to the distributions referred to in clauses (ii) and (iii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been paid in full; and

                           (v) in the case of each of the Controlled
         Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clause (i) or (iv) above shall be treated as Shared Principal Collections and applied in accordance with
         Section 8.05 of the Indenture.

                  (d) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Final Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, the amounts deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i).

                  (e) The Controlled Accumulation Period is scheduled to commence at the close of business on [_____ __, 20__]; provided, however, that, if the Accumulation Period Length (determined as described below) is less than twelve (12) months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Final Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the [_____ ____] Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "ACCUMULATION PERIOD LENGTH" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

         Section 4.05. Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Investor Default Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.04(a)(v) with respect to such Distribution Date, the Invested Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution
Date) will be reduced by the amount of such excess, but not by more than the lesser of the Investor Default Amount and the Invested Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution Date) for such Distribution Date (such reduction, an "INVESTOR CHARGE-OFF").

         Section 4.06. Reallocated Principal Collections. On each Distribution Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.04(a)(i), (ii) and (iii). On each Distribution Date, the Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

         Section 4.07. Excess Finance Charge Collections. Series 2000-_ shall be an Excess Allocation Series with respect to Group One only. Subject to Section
8.08 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2000-_ in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2000-_ for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "FINANCE CHARGE SHORTFALL" for Series 2000-_ for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.04(a)(i) through (viii) on such Distribution Date over (b) the Investor Finance Charge Collections with respect to such Distribution Date.

         Section 4.08. Shared Principal Collections and Shared Transferor Principal Collections.

                  (a) Subject to Section 8.05 of the Indenture, Shared Principal Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2000-_ in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Series 2000-_ Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Group One for such Distribution Date. The "SERIES 2000-_ PRINCIPAL SHORTFALL" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections or Shared Transferor Principal Collections), and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections or Shared Transferor Principal Collections).

                  (b) Subject to Section 8.08 of the Indenture, Shared Transferor Principal Collections for any Distribution Date will be allocated to Series 2000-_ in an amount equal to the product of (x) Shared Transferor Principal Collections and (y) a fraction, the numerator of which is the Series 2000-_ Principal Shortfall and the denominator of which is the aggregate amount of Principal Shortfalls (as defined in the related Indenture Supplements) for all Series entitled to receive Shared Transferor Principal Collections for such Distribution Date, in each case after applying Shared Principal Collections, if any, to each such Series (including Series 2000-_).

         Section 4.09. Principal Funding Account.

                  (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2000-_ Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-_ Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2000-_ Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.04(c)(i).

                  (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

                  The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before such Distribution Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Available Finance Charge Collections in accordance with Section 4.04.

                  Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

         Section 4.10. Reserve Account.

                  (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2000-_ Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-_ Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2000-_ Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding
Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(vii).

                  (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

                  The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.04(a)(vii) with respect to such Distribution Date.

                  (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Available Finance Charge Collections for such Distribution Date.

                  (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the holders of the Transferor Certificates.

                  (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Distribution Date relating to the Early Amortization Period and (iii) the Expected Final Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-_ Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the holders of the Transferor Certificates. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement.

         Section 4.11. Spread Account.

                  (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Transferor, a segregated account with the corporate trust department of such Eligible Institution (the "SPREAD ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Transferor. Except as otherwise provided in this Section 4.11, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the Servicer. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.11(e).

                  (b) Funds on deposit in the Spread Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments; provided, however, that, for purposes of the investment of funds on deposit in the Spread Account, references in the definition of "Eligible Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch. Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

                  The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.11(b), the Indenture Trustee shall not hold Eligible Investments through an agent or a nominee.

                  On each Distribution Date (but subject to subsections 4.11(c) and 4.11(d)), the Investment Earnings, if any, accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be paid to the Transferor by the Indenture Trustee. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsections 4.11(c) and 4.11(d)), all Investment Earnings shall be deemed not to be available or on deposit.

                  (c) If, on any Distribution Date, the aggregate amount available for distribution pursuant to subsection 4.04(a)(iv) is less than the aggregate amount required to be distributed pursuant to subsection 4.04(a)(iv) (without giving effect to any limitation based on Available Finance Charge Collections), the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Collection Account for payment to the Class C Noteholders in respect of interest on the Class C Notes.

                  (d) On the Series 2000-_ Final Maturity Date, the Indenture Trustee at the direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.04(c) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection 5.02(e).

                  (e) On any day following the occurrence of an Event of Default with respect to Series 2000-_ and acceleration of the maturity of the Series 2000-_ Notes pursuant to Section 5.03 of the Indenture, the Servicer shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders, the Class A Noteholders and the Class B Noteholders, in that order of priority, in accordance with Section 5.02, to fund any shortfalls in amounts owed to such Noteholders.

                  (f) If on any Distribution Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account under the circumstances set forth in subsection 4.04(a)(viii) up to the amount of the Spread Account Deficiency.

                  (g) After the Spread Account Percentage has been increased above zero pursuant to any of clauses (ii) through (v) of the definition thereof, the Spread Account Percentage shall remain at that percentage until (a) further increased to a higher required percentage specified in clauses (ii) through (v) of the definition thereof or (b) the Distribution Date on which the Quarterly Excess Spread Percentage has increased to a level above that for the then current Spread Account Percentage, in which case the Spread Account Percentage shall be decreased to the appropriate percentage in clauses (ii) through (iv) of the definition thereof (or, if the Excess Spread Percentage is greater than or equal to [___]%, the Spread Account Percentage shall be zero and the Required Spread Account Amount shall be $0). Notwithstanding the foregoing, if a Pay Out Event with respect to Series 2000-_ has occurred, the Spread Account Percentage shall equal [___]% (as provided in the definition of Spread Account Percentage) and shall no longer be subject to reduction.

                  (h) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, release such excess to the Transferor. On the date on which the Class C Note Principal Balance has been paid in full (including amounts to be paid to the Class C Noteholders pursuant to subsection 4.11(d) above), the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the Transferor.

         Section 4.12. [Determination of LIBOR].

                  [(a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

                  (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (212) 815-5738 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2000-_ Noteholder from time to time.

                  (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor by facsimile transmission, notification of LIBOR for the following Interest Period.]

         Section 4.13. Investment Instructions. Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 10:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 10:00 a.m., New York City time, on the day such investment is requested to be made.

                               [END OF ARTICLE IV]

                                   ARTICLE V

                        Delivery of Series 2000-_ Notes;
               Distributions; Reports to Series 2000-_ Noteholders

         Section 5.01. Delivery and Payment for the Series 2000-_ Notes.

                  The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2000-_ Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Series 2000-_ Notes to or upon the order of the Trust when so authenticated.

         Section 5.02. Distributions.

                  (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

                  (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

                  (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

                  (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

                  (e) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Distribution Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

                  (f) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

                  (g) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

                  (h) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2000-_ Noteholders hereunder shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon.

         Section 5.03. Reports and Statements to Series 2000-_ Noteholders.

                  (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2000-_ Noteholder a statement substantially in the form of EXHIBIT C prepared by the Servicer.

                  (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of EXHIBIT C prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of EXHIBIT D; provided that the Servicer may amend the form of EXHIBIT C and EXHIBIT D, from time to time, with the consent of the Indenture Trustee.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2000-_ Noteholder by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2000-_ Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2000-_ Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-_ Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.


                               [END OF ARTICLE V]

                                   ARTICLE VI

                          Series 2000-_ Pay Out Events

         Section 6.01. Series 2000-_ Pay Out Events. If any one of the following events shall occur with respect to the Series 2000-_ Notes:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2000-_ Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2000-_ Notes;

                  (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.01 or subsection 2.09(h) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2000-_ Notes and as a result of which the interests of the Series 2000-_ Noteholders are materially and adversely affected for such period; provided, however, that a Series 2000-_ Pay Out Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

                  (c) a failure by the Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust within five (5) Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement;

                  (d) any Servicer Default shall occur;

                  (e) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

                  (f) the Class A Note Principal Balance or the Class B Note Principal Balance or the Class C Note Principal Balance shall not be paid in full on the Expected Final Principal Payment Date; or

                  (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2000-_ and acceleration of the maturity of the Series 2000-_ Notes pursuant to Section 5.03 of the Indenture;

then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2000-_ Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2000-_ Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2000-_ Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2000-_ (a "SERIES 2000-_ PAY OUT EVENT") has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f) or (g), a Series 2000-_ Pay Out Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2000-_ Noteholders immediately upon the occurrence of such event.



                               [END OF ARTICLE VI]

                                  ARTICLE VII

   Redemption of Series 2000-_ Notes; Final Distributions; Series Termination

         Section 7.01. Optional Redemption of Series 2000-_ Notes; Final Distributions.

                  (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to 5% or less of the initial outstanding principal balance of Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  (b) The Issuer shall give the Servicer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Issuer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Issuer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Funding Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Invested Amount for Series 2000-_ shall be reduced to zero and the Series 2000-_ Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.01(d).

                  (c) (i) The amount to be paid by the Transferor with respect to Series 2000-_ in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

                           (ii) The amount to be paid by the Transferor with respect to Series 2000-_ in connection with a repurchase of the Notes pursuant to Section 7.01 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

                  (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Class A Additional

Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class C Noteholders and (iv) any excess shall be released to the Issuer.

                  (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.01(d) for payment to the Series 2000-_ Noteholders shall be deemed distributed in full to the Series 2000-_ Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 7.01 and shall be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.

         Section 7.02. Series Termination.

                  On the Series 2000-_ Final Maturity Date, the right of the Series 2000-_ Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture.


                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                            Miscellaneous Provisions

         Section 8.01. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

         Section 8.02. Form of Delivery of the Series 2000-_ Notes.

                  The Series 2000-_ Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Section 2.01 of the Indenture.

         Section 8.03. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8.04. GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.05. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.


                              [END OF ARTICLE VIII]

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST,
                                     as Issuer



                                    By:   Wilmington Trust Company,
                                          not in its individual capacity,
                                          but solely as Owner Trustee



                                    By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                    THE BANK OF NEW YORK,
                                     as Indenture Trustee



                                    By:
                                          --------------------------------------
                                           Name:
                                           Title:








             [Signature Page to Series 2000-_ Indenture Supplement]

Acknowledged and Accepted:

ASSOCIATES NATIONAL BANK (DELAWARE),
   as Servicer



By:
   ----------------------------------
     Name:
     Title:



Acknowledged and Accepted:

ASSOCIATES CREDIT CARD RECEIVABLES CORP., as Transferor



By:
   ----------------------------------
     Name:
     Title:







             [Signature Page to Series 2000-_ Indenture Supplement]

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF               )

         BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared ____________________ known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said New York banking corporation and that she/he executed the same as the corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of __________, 2000.



                                  ------------------------------
                                  Notary Public


                                  [Seal]

My commission expires:


--------------------------------

STATE OF DELAWARE           )
                            ) ss.:
COUNTY OF                   )

         BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared _____________________ known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Delaware statutory business trust and that she/he executed the same as the corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of __________, 2000.




                                  ------------------------------
                                  Notary Public


                                  [Seal]

My commission expires:


------------------------------

                                                                     EXHIBIT A-1


                                     FORM OF
                 CLASS A [FLOATING RATE] [ %] ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.


                                     A-1-1

                                           INITIAL OUTSTANDING PRINCIPAL BALANCE
REGISTERED                                                       $__________(1/)

No. R-__                                                    CUSIP NO. __________


                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2000-_

                 CLASS A [FLOATING RATE] [ %] ASSET BACKED NOTE

         Associates Credit Card Master Note Trust (herein referred to as the "ISSUER" or the "TRUST"), a Delaware statutory business trust governed by a Trust Agreement dated as of April 1, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ ____ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.




------------------------
(1/) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                     A-1-2

                  IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                  ASSOCIATES CREDIT CARD MASTER NOTE TRUST, as Issuer



                                  By:  WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as Owner
                                       Trustee under the Trust Agreement



                                  By:
                                       -----------------------------------
                                       Name:
                                       Title:



Dated:         ,
       --------  -----


                                     A-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Indenture Trustee


                                        By:
                                              -----------------------------
                                              Authorized Signatory



                                     A-1-4

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2000-_

                 CLASS A [FLOATING RATE] [ %] ASSET BACKED NOTE

                         Summary of Terms and Conditions


                  This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Associates Credit Card Master Note Trust, Series 2000-_ (the "SERIES 2000-_ NOTES"), issued under a Master Indenture dated as of __________ __, 2000 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class B Notes and the Class C Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Class A Note Initial Principal Balance is
$[_____________]. The Class A Note Principal Balance on any date of determination will be an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

                  The Expected Final Principal Payment Date is the [________ ________] Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.



                                     A-1-5

                  Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

                  On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to 5% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ACCS, ANB OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.



                                     A-1-6

                  As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                                     A-1-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
               (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                    (2)
      -------------                               ------------------------

                                                  Signature Guaranteed:


                                                  ------------------------


------------------
(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-8

                                                                     EXHIBIT A-2


                                     FORM OF
                 CLASS B [FLOATING RATE] [ %] ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.



                                     A-2-1

REGISTERED                                                        $          (3)
                                                                   ----------

No. R-                                                      CUSIP NO.
      ---                                                             ----------


                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2000-___

                 CLASS B [FLOATING RATE] [ %] ASSET BACKED NOTE

         Associates Credit Card Master Note Trust (herein referred to as the "ISSUER" or the "TRUST"), a Delaware statutory business trust governed by a Trust Agreement dated as of April 1, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ ____ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                  THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.


--------------------
(3)  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


                                     A-2-2

                  IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.


                                   ASSOCIATES CREDIT CARD MASTER NOTE TRUST, as Issuer



                                   By:  WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely
                                        as Owner Trustee under the Trust
                                        Agreement



                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:



Dated:         ,
       --------  ----




                                     A-2-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Notes described in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK,
                                            as Indenture Trustee


                                            By:
                                                -----------------------------
                                                Authorized Signatory




                                     A-2-4

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2000-
                                              --

                 CLASS B [FLOATING RATE] [ %] ASSET BACKED NOTE

                         Summary of Terms and Conditions


                  This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Associates Credit Card Master Note Trust, Series 2000-_ (the "SERIES 2000-_ NOTES"), issued under a Master Indenture dated as of April 1, 2000 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class A Notes and the Class C Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Class B Note Initial Principal Balance is $[___________]. The Class B Note Principal Balance on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

                  The Expected Final Principal Payment Date is the [________ ________] Distribution Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.



                                     A-2-5

                  Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                  On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

                  On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to 5% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ACCS, ANB OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.



                                     A-2-6

                  As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                                     A-2-7

                                   ASSIGNMENT


Social Security or other identifying number of assignee
                                                        --------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------
                                (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (4)
                                                            -----------------


                                                           Signature Guaranteed:


                                                            -------------------


--------------------


---------------------
(4) NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.




                                     A-2-8

                                                                     EXHIBIT A-3


                                     FORM OF
                 CLASS C [FLOATING RATE] [ %] ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.




                                     A-3-1

REGISTERED                                                        $          (5)
                                                                   ----------

No. R-                                                      CUSIP NO.
      ---                                                             ----------



                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2000-
                                              --

                 CLASS C [FLOATING RATE] [ %] ASSET BACKED NOTE

         Associates Credit Card Master Note Trust (herein referred to as the "ISSUER" or the "TRUST"), a Delaware statutory business trust governed by a Trust Agreement dated as of April 1, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the __________ ____ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                  THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.


-------------------
(5)  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


                                     A-3-2

                  IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                                   ASSOCIATES CREDIT CARD MASTER NOTE TRUST, as Issuer



                                   By:   WILMINGTON TRUST COMPANY, not in its
                                         individual capacity but solely as
                                         Owner Trustee under the Trust Agreement



                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:



Dated:         ,
       --------  -----



                                     A-3-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class C Notes described in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK,
                                             as Indenture Trustee


                                             By:
                                                  -----------------------------
                                                       Authorized Signatory



                                     A-3-4

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2000-
                                              --

                 CLASS C [FLOATING RATE] [ %] ASSET BACKED NOTE

                         Summary of Terms and Conditions


                  This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as Associates Credit Card Master Note Trust, Series 2000-_ (the "SERIES 2000-_ NOTES"), issued under a Master Indenture dated as of April 1, 2000 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class A Notes and the Class B Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Class C Note Initial Principal Balance is $[___________]. The Class C Note Principal Balance on any date of determination will be an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

                  The Expected Final Principal Payment Date is the [_________ ________] Distribution Date, but principal with respect to the Class C Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.



                                     A-3-5

                  Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                  On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

                  On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to 5% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ACCS, ANB OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.



                                     A-3-6

                  As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                                     A-3-7

                                   ASSIGNMENT


Social Security or other identifying number of assignee
                                                        ------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------
                                 (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (6)
                                                          --------------------

                                                           Signature Guaranteed:


                                                          ----------------------


--------------------


-----------------------
(6) NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                                     A-3-8

                                                                       EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                      NOTIFICATION TO THE INDENTURE TRUSTEE


                         ------------------------------

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                                 SERIES 2000-
                                             --

                         ------------------------------

                  The undersigned, a duly authorized representative of Associates National Bank (Delaware) ("ANB"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2000 (as amended and supplemented, the "TRANSFER AND SERVICING AGREEMENT"), among ANB, Associates Credit Card Receivables Corp. ("ACCR"), as Transferor and Associates Credit Card Master Note Trust (the "TRUST"), does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of April 1, 2000 (as amended or supplemented, the "MASTER INDENTURE"), between the Trust and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE") as supplemented by the Series 2000-_ Indenture Supplement, dated as of __________ __, 2000, between the Trust and the Indenture Trustee (as amended and supplemented, the "INDENTURE SUPPLEMENT"), as applicable.

                  2. ANB is the Servicer.

                  3. The undersigned is an Authorized Officer of the Servicer.

I        INSTRUCTION TO MAKE A WITHDRAWAL

                  Pursuant to subsection 4.04(a), the Servicer does hereby instruct the Indenture Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Finance Charge Collections) as set forth below in respect of the following amounts and
(ii) to apply the proceeds of such withdrawals in accordance with subsections 3.01(a) and 4.04(a):

                  A) Pursuant to subsection 3.01(a):

                           (1) Servicer Interchange.................... $_______

                  B) Pursuant to subsection 4.04(a)(i):

                           (1) Interest at the Class A Note Interest
                  Rate for the related Interest Period on the outstanding principal balance of the Class A Notes... $_______

                           (2) Class A Monthly Interest previously
                  due but not paid....................................  $_______

                           (3) Class A Additional Interest and any
                  Class A Additional Interest previously due but not
                  paid................................................  $_______

                  C) Pursuant to subsection 4.04(a)(ii):

                           (1) Interest at the Class B Note Interest
                  Rate for the related Interest Period on the outstanding principal balance of the Class B Notes.. $_______

                           (2) Class B Monthly Interest previously
                  due but not paid....................................  $_______

                           (3) Class B Additional Interest and any
                  Class B Additional Interest previously due but not
                  paid................................................  $_______

                  D) Pursuant to subsection 4.04(a)(iii):

                           (1) The Noteholder Servicing Fee for such
                  Distribution Date...................................  $_______

                           (2) Accrued and unpaid Noteholder
                  Servicing Fees......................................  $_______

                  E) Pursuant to subsection 4.04(a)(iv):

                           (1) Interest at the Class C Note Interest
                  Rate for the related Interest Period on the outstanding principal balance of the Class C Notes.. $_______

                           (2) Class C Monthly Interest previously
                  due but not paid....................................  $_______

                           (3) Class C Additional Interest and any
                  Class C Additional Interest previously due but not
                  paid................................................  $_______

                  F) Pursuant to subsection 4.04(a)(v):

                           (1) Investor Default Amount for such
                  Distribution Date to be treated as Available
                  Principal Collections...............................  $_______

                  G) Pursuant to subsection 4.04(a)(vi):

                           (1) Aggregate amount of Investor
                  Charge-Offs and Reallocated Principal Collections
                  not previously reimbursed to be treated as
                  Available Principal Collections.....................  $_______

                  H) Pursuant to subsection 4.04(a)(vii):

                           (1) An amount equal to the amounts to be
                  deposited in the Reserve Account to be deposited
                  in the Reserve Account..............................  $_______

                  I) Pursuant to subsection 4.04(a)(viii):

                           (1) An amount equal to the amounts to be
                  deposited in the Spread Account to be deposited in
                  the Spread Account..................................  $_______

                  Pursuant to subsections 4.04(b) and (c), the Servicer hereby instructs the Indenture Trustee (i) to make withdrawals from the Collection Account on ____________, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.04(b) and (c):

                  A) Pursuant to subsection 4.04(b):

                           (1) Amount equal to Available Principal
                  Collections to be treated as Shared Principal
                  Collections........................................   $_______

                  B) Pursuant to subsection 4.04(c)(i):

                           (1) During Controlled Accumulation
                  Period, Monthly Principal for such Distribution
                  Date deposited into the Principal Funding Account..   $_______

                  C) Pursuant to subsection 4.04(c)(ii):

                           (1) During Early Amortization Period,
                  Monthly Principal for such Distribution Date to
                  Class A Notes until Class A Notes paid in full.....   $_______

                  D) Pursuant to subsection 4.04(c)(iii):

                           (1) After giving effect to clause (C)
                  above, during Early Amortization Period, if any
                  remaining Monthly Principal, to Class B Notes
                  until Class B Notes paid in full...................   $_______

                  E) Pursuant to subsection 4.04(c)(iv):

                           (1) After giving effect to clauses (C)
                  and (D) above, during Early Amortization Period,
                  if any remaining Monthly Principal, to Class C
                  Notes until Class C Notes paid in full.............   $_______

                  F) Pursuant to subsection 4.04(c)(v):

                           (1) Amount, if any, remaining after
                  giving effect to clauses (B) or (E) above, to be
                  treated as Shared Principal Collections............   $_______

                  Pursuant to Section 4.06, the Servicer does hereby instruct the Indenture Trustee to apply on __________, which is a Distribution Date under the Indenture Supplement, any Reallocated Principal Collections for such Distribution Date in amount equal to excess of (i) the sum of (a) the Class A Required Amount, (b) the Class B Required Amount and (c) the Servicing Fee Required Amount over (ii) Available Finance Charge Collections for related Monthly Period.

II.      INSTRUCTION TO MAKE CERTAIN PAYMENTS

                  Pursuant to Section 5.02, the Servicer does hereby instruct the Indenture Trustee or the Paying Agent, as the case may be, to pay in accordance with Section 5.02 from the Collection Account or the Principal Funding Account, as applicable, on __________, which date is a Distribution Date under the Indenture Supplement, the following amounts as set forth below:

         A)       Pursuant to subsection 5.02(a):

               Interest to be distributed to Class A Noteholders...   $_________

         B)       Pursuant to subsection 5.02(b):

               Principal to be distributed to Class A Noteholders..   $_________

         C)       Pursuant to subsection 5.02(c):

               Interest to be distributed to Class B Noteholders...   $_________

         D)       Pursuant to subsection 5.02(d):

               Principal to be distributed to Class B Noteholders..   $_________

         E)       Pursuant to subsection 5.02(e):

               Interest to be distributed to Class C Noteholders
               (including amounts from the Spread Account).........   $_________

         F)       Pursuant to subsection 5.02(f):

               Principal to be distributed to Class C Noteholders..   $_________

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of _________, ____.

                                        ASSOCIATES NATIONAL BANK (DELAWARE)


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT C

                            FORM OF MONTHLY STATEMENT

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                                  SERIES 2000-
                                              --

                  Pursuant to the Master Indenture, dated as of April 1, 2000 (as amended and supplemented, the "MASTER INDENTURE"), between Associates Credit Card Master Note Trust (the "TRUST") and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Series 2000-_ Indenture Supplement, dated as of __________ __, 2000 (the "INDENTURE SUPPLEMENT"), between the Trust and the Indenture Trustee, Associates National Bank (Delaware), as Servicer (the "SERVICER") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "TRANSFER AND SERVICING AGREEMENT") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-_ Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Trust during the month of __________ is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

         A)       Information regarding distributions in
                  respect of the Class A Notes

                  (1) The total amount of the distribution
                  in respect of Class A Notes....................... $__________

                  (2) The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  interest on the Class A Notes..................... $__________

                  (3) The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  principal of the Class A Notes.................... $__________

         B)       Information regarding distributions in
                  respect of the Class B Notes

                  (1) The total amount of the distribution
                  in respect of Class B Notes....................... $__________

                  (2) The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  interest on the Class B Notes..................... $__________

                  (3) The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  principal of the Class B Notes.................... $__________

         C)       Information regarding distributions in
                  respect of the Class C Notes

                  (1) The total amount of the distribution
                  in respect of Class C Notes....................... $__________

                  (2) The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  interest on the Class C Notes..................... $__________

                  (3) The amount of the distribution set
                  forth in paragraph 1 above in respect of
                  principal of the Class C Notes.................... $__________


RECEIVABLES --

Beginning of the Month Principal Receivables:                              $_________
Beginning of the Month Finance Charge Receivables:                         $_________
Beginning of the Month Discounted Receivables:                             $_________
Beginning of the Month Total Receivables:                                  $_________

Removed Principal Receivables:                                             $_________
Removed Finance Charge Receivables:                                        $_________
Removed Total Receivables:                                                 $_________

Additional Principal Receivables:                                          $_________
Additional Finance Charge Receivables:                                     $_________
Additional Total Receivables:                                              $_________

Discounted Receivables Generated this Period:                              $_________
End of the Month Principal Receivables:                                    $_________
End of the Month Finance Charge Receivables:                               $_________
End of the Month Discounted Receivables:                                   $_________
End of the Month Total Receivables:                                        $_________

Special Funding Account Balance:                                           $_________
Aggregate Principal Balance (all Series):                                  $_________
End of the Month Transferor Interest:                                      $_________

DELINQUENCIES AND LOSSES --

End of the Month Delinquencies:                                                              RECEIVABLES
                                                                                             -----------

    31-60 Days Delinquent                                                                    $_________
    61-90 Days Delinquent                                                                    $_________
    91+ Days Delinquent                                                                      $_________

    Total 31+ Days Delinquent                                                                $_________

Defaulted Receivables During the Month                                                       $_________

NOTE PRINCIPAL BALANCES --

    Class A Note Principal Balance                                         $_________
    Class B Note Principal Balance                                         $_________
    Class C Note Principal Balance                                         $_________

INITIAL INVESTED AMOUNT                                                                      $_________

NOTEHOLDER SERVICING FEE                                                                     $_________

INVESTOR DEFAULT AMOUNT                                                                      $_________

INVESTOR CHARGE-OFFS                                                                         $_________

SERIES 2000-_ INFORMATION
    FLOATING INVESTOR PERCENTAGE                                                             _________%
    FIXED INVESTOR PERCENTAGE                                                                _________%
    AVAILABLE FINANCE CHARGE COLLECTIONS                                                     $_________
    INVESTOR DEFAULT AMOUNT                                                                  $_________
    NOTEHOLDER SERVICING FEES                                                                $_________
    AVAILABLE PRINCIPAL COLLECTIONS                                                          $_________

    REQUIRED TRANSFEROR INTEREST                                                             $_________
    EXCESS FINANCE CHARGE COLLECTIONS                                                        $_________
    SHARED PRINCIPAL COLLECTIONS                                                             $_________

APPLICATION OF COLLECTIONS --
CLASS A MONTHLY INTEREST                                                                     $__________
CLASS B MONTHLY INTEREST                                                                     $__________
NOTEHOLDER SERVICING FEE                                                                     $__________
CLASS C MONTHLY INTEREST                                                                     $__________
INVESTOR DEFAULT AMOUNT                                                                      $__________
INVESTOR CHARGE OFFS AND
   REALLOCATED PRINCIPAL COLLECTIONS
   NOT PREVIOUSLY REIMBURSED                                                                 $__________
AMOUNTS TO BE DEPOSITED IN THE
   RESERVE ACCOUNT                                                                           $__________
AMOUNTS TO BE DEPOSITED IN THE
   SPREAD ACCOUNT                                                                            $__________

EXCESS FINANCE CHARGES COLLECTIONS

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL ALLOCATION SERIES                            $__________

YIELD AND BASE RATE --

    Base Rate (Current Month)                                              _________%
    Base Rate (Prior Month)                                                _________%
    Base Rate (Two Months Ago)                                             _________%
THREE MONTH AVERAGE BASE RATE                                                                _________%

    Portfolio Yield (Current Month)                                        _________%
    Portfolio Yield (Prior Month)                                          _________%
    Portfolio Yield (Two Months Ago)                                       _________%
THREE MONTH AVERAGE PORTFOLIO YIELD                                                          _________%

PRINCIPAL COLLECTIONS --


MONTHLY PRINCIPAL                                                                            _________%

SERIES 2000-_ PRINCIPAL SHORTFALL                                                            $_________

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER PRINCIPAL SHARING SERIES                   $_________


INVESTOR CHARGE OFFS AND REDUCTIONS


INVESTOR CHARGE OFFS                                                                         $_________

REDUCTIONS IN INVESTED AMOUNT (OTHER THAN BY PRINCIPAL PAYMENTS)                             $_________

PREVIOUS REDUCTIONS IN INVESTED AMOUNT REIMBURSED                                            $_________



                                            ------------------------------------
                                            as Paying Agent


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                       ASSOCIATES NATIONAL BANK (DELAWARE)

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                                  SERIES 2000-
                                              --


                  The undersigned, a duly authorized representative of Associates National Bank (Delaware) ("ANB"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2000 (as amended and supplemented, the "TRANSFER AND SERVICING AGREEMENT"), among ANB, Associates Credit Card Receivables Corp. ("ACCR"), as Transferor and Associates Credit Card Master Note Trust (the "TRUST"), does hereby certify as follows:

                   Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of April 1, 2000 (as amended or supplemented, the "MASTER INDENTURE"), between the Trust and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE") as supplemented by the Series 2000-_ Indenture Supplement, dated as of __________ __, 2000, between the Trust and the Indenture Trustee (as amended and supplemented, the "INDENTURE SUPPLEMENT" and together with the Master Indenture, the "INDENTURE"), as applicable.

                  ANB is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

                  The undersigned is an Authorized Officer of the Servicer.

                  This Certificate relates to the Distribution Date occurring on __________ ____, 200_.

                  As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and
         (iii) the current status of each such default]; if applicable, insert "None".

                  As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ____, ____.


                                            ASSOCIATES NATIONAL BANK (DELAWARE),
                                              Servicer

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                      D-2